Scudder
High Yield
Bond Fund

Semiannual Report
July 31, 1999

-------------
No-Load Funds
-------------

A no-load (no sales charges) mutual fund which seeks to provide a high income and, secondarily, capital appreciation through investment primarily in lower rated, higher yielding corporate bonds.

SCUDDER

                          Scudder High Yield Bond Fund

--------------------------------------------------------------------------------
Date of Inception:  6/28/96       Total Net Assets         Ticker Symbol:  SHBDX
                            as of 7/31/99: $182.2 million
--------------------------------------------------------------------------------

o Following a promising first quarter, high yield bonds were negatively affected during the second quarter of 1999 by interest rate and Y2K concerns, worries over developments in emerging markets, and capital outflows from the sector.

o For the six-month period ended July 31, 1999, Scudder High Yield Bond Fund provided a total return of 0.11%, roughly in keeping with the 0.91% total return of the Merrill Lynch High Yield Master Index. On July 31, the fund posted a 10.25% 30-day SEC yield.

o Though the high yield market faces fundamental and technical challenges in the short run, we plan to take advantage of the attractive value to be had in select issues over the coming months in light of our constructive long-term outlook.




                                Table of Contents

3  Letter from the Fund's President    16  Financial Statements
4  Performance Update                  19  Financial Highlights
5  Portfolio Summary                   20  Notes to Financial Statements
6  Portfolio Management Discussion     25  Officers and Trustees
8  Glossary of Investment Terms        26  Investment Products and Services
9  Investment   Portfolio              27  Scudder Solutions

                        2 - Scudder High Yield Bond Fund

                        Letter from the Fund's President

Dear Shareholders,

     High yield bonds faced a series of fundamental and technical hurdles during Scudder High Yield Bond Fund's most recent semiannual period, especially during the second quarter of the year. As a result, high yield market performance was essentially flat, and your fund's total return for the six-month period was 0.11%. Challenges included concerns over Y2K, recent corporate profit shrinkage, and a cool reception to some recent high yield bond issuers. As Lead Portfolio Manager Kelly Babson explains in the interview that follows on page 5, typical high yield investors seem content to remain on the sidelines until fundamentals and inherent value reassert themselves. Though we can't predict when an increased risk -- and yield -- appetite will return to the market, we are confident that solid, improving high yield credits will continue to reward high yield investors over the long term.

     It should be noted that Daniel Pierce retired in June of this year as President of Scudder High Yield Bond Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the Fund's team in this capacity, and look forward to serving your interests.

     If you have any questions regarding Scudder High Yield Bond Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at www.scudder.com.

     Sincerely,

     /s/Lynn S. Birdsong

     Lynn S. Birdsong
     President,
     Scudder High Yield Bond Fund

                        3 - Scudder High Yield Bond Fund

                     Performance Update as of July 31, 1999

----------------------
Fund Index Comparison
----------------------
                           Total Return
---------------------------------------------------
Period Ended     Growth of                  Average
7/31/99           $10,000     Cumulative    Annual
---------------------------------------------------
Scudder High Yield Bond Fund
---------------------------------------------------
1 Year           $  9,975       -0.25%      -0.25%
Life of Fund*    $ 13,377       33.77%       9.87%
---------------------------------------------------
Merrill Lynch High Yield Master Index
---------------------------------------------------
1 Year           $ 10,050        0.50%       0.50%
Life of Fund*    $ 12,873       28.73%       8.53%
---------------------------------------------------

* The Fund commenced  operations on June 28, 1996.
  Index  comparisons begin June 30, 1996.


------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:


                  Scudder High Yield            Merrill Lynch High
                       Bond Fund                Yield Master Index

                 6/96*   10000                       10000
                 7/96     9999                       10068
                 1/97    11115                       10883
                 7/97    12002                       11705
                 1/98    12892                       12368
                 7/98    13405                       12808
                 1/99    13357                       12756
                 7/99    13372                       12873


The Merrill Lynch High Yield Master Index is an unmanaged index broadly reflective of below-investment grade corporate bonds. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

Yearly periods ended July 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:


                                                                1996*    1997     1998     1999
----------------------------------------------------------------------------------------------------
Net Asset Value                                                $ 11.92 $ 13.00  $ 13.06  $ 11.86
----------------------------------------------------------------------------------------------------
Income Dividends                                               $ 0.08  $ 1.17   $ 1.19   $ 1.15
----------------------------------------------------------------------------------------------------
Capital Gains Distributions                                    $   --  $  .03   $  .21   $   --
----------------------------------------------------------------------------------------------------
Fund Total Return (%)                                            -.75   20.03    11.69     -.25
----------------------------------------------------------------------------------------------------
Index Total Return (%)                                            .68   16.26     9.42      .50
----------------------------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, total returns would have been lower.

                        4 - Scudder High Yield Bond Fund

                      Portfolio Summary as of July 31, 1999

----------------
Asset Allocation
----------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

     Corporate Bonds        88%
     Preferred Stocks        7%
     Cash Equivalents        4%
     Foreign Bonds           1%
  ------------------------------
                           100%
  ------------------------------


In general, the fund maintains a modest cash allocation so that we are positioned to purchase attractive bond issues as they become available.


--------------------------
Diversification (Excluding
Cash Equivalents)
--------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

     Communications         33%
     Media                  15%
     Manufacturing          13%
     Consumer Discretionary 12%
     Service Industries      5%
     Consumer Staples        4%
     Construction            3%
     Metals & Minerals       3%
     Financial               3%
     Other                   9%
  ------------------------------
                           100%
  ------------------------------


The fund continues to be heavily weighted in telecommunications issues based on favorable long-term fundamentals.


-------
Quality
-------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

     Cash Equivalents        3%
     BBB                     2%
     BB                     16%
     B                      65%
     CCC                     5%
     Not Rated               9%
  ------------------------------
                           100%
  ------------------------------
  Weighted Average Quality: B1


A high quality bias negatively affected the fund's performance in the short run, as BB corporate bonds tracked Treasuries and interest rate movements during the period.


------------------
Effective Maturity
------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

     Less than 1 year       13%
     1 through 5 years      15%
     5 through 8 years      28%
     8 years or greater     44%
  ------------------------------
                           100%
  ------------------------------
  Weighted Average Effective
  Maturity: 6.5 years

A range of maturities is represented in the fund's portfolio.




For more complete details about the Fund's Investment Portfolio, see page 9. A quarterly Fund Summary and Portfolio Summary are available upon request.

                        5 - Scudder High Yield Bond Fund

                         Portfolio Management Discussion

For an overview of Scudder High Yield Bond Fund's performance, strategy, and outlook, we present an interview with Scudder High Yield Bond Fund's Lead Portfolio Manager, Kelly D. Babson.

Q: How has Scudder High Yield Bond Fund performed over its most recent semiannual period?

A: For the six-month period ended July 31, 1999, Scudder High Yield Bond Fund posted a 0.11% total return. Over the same period the high yield market as measured by the Merrill Lynch High Yield Master Index returned 0.91%. Longer term, the fund's total return was 33.77% since its June 28, 1996 inception, surpassing the Index's 28.73% return over the same period. On July 31, the fund offered a 10.25% 30-day SEC yield.

Q: Please trace the recent market environment for high yield bonds.

A: The first quarter of 1999 was fairly positive for high yield bonds, emerging from the negative environment we experienced last year. But the second quarter of this year was much more challenging, with concern about the Fed raising rates, worries over developments in Latin America, rising market default rates, and significant capital outflows. From a fundamental and a technical perspective, it became a much more difficult environment in the second quarter, which is clearly reflected in a flat return for the high yield market so far this year.

Q: How do the market's fundamentals look?

A: There is short-term fundamental concern about lower-rated corporate issues given recent increased default rates and downgrade activity. Reflecting this, more high yield offerings have underperformed in recent months, despite a benign backdrop of strong economic growth and moderate inflation. That sort of environment temporarily discourages individual and institutional investors from looking at riskier asset classes and making incremental allocations to high yield. It also makes purchasers of high yield bonds, including us, demand higher yields to hold riskier credits.

Q: What about market "technicals?"

A: Technical factors that should provide some interesting opportunities during the latter part of this year present challenges at present. Liquidity is limited, with little two-way flow in the market: For the past nine months securities dealers have not provided adequate capital to support the market. There is some demand from collateralized bond obligations and structured products, but that is very selective.

For the most part we're seeing less willingness on the part of institutions to increase allocations to riskier sectors going into year end. There is concern about market volatility relating to Year 2000 issues, and some market participants have become increasingly defensive in their behavior, seemingly prepared to sit out the rest of the year. That's not necessarily an environment that's friendly to high yield. After narrowing pretty aggressively in the first quarter, spreads (the difference between the average yield of a particular category of bonds -- in this case high yield bonds -- versus long-term Treasuries; a narrowing spread for a category indicates better relative performance) have remained in a fairly stable range over the course of the last four months.

                        6 - Scudder High Yield Bond Fund

Q: How have high yield bonds performed versus Treasury bonds?

A: High yield bonds have outperformed Treasuries throughout the year, as spreads have narrowed a little less than one percentage point. The bulk of this spread tightening occurred in the B- and CCC-rated parts of the market, with BB corporate bonds narrowing more modestly. The high quality parts of the high yield market, which tend to be more interest-rate driven, did not perform as well in a rising rate environment. The lower quality portion is more closely tied to the performance of the U.S. stock market.

Q: What changes to the fund's quality composition did you make over the period?

A: Currently, the fund is strongly oriented towards single B, with nearly 80% of the portfolio rated B or below. BB exposure has declined from 27% at its peak earlier this year to 16%. Having too high a quality bias actually detracted from the fund's performance so far in 1999, because, as I've stated, BB performance was more closely linked to interest rate movements than were other high yield credits.

Q: Have you made significant sector allocation changes to the portfolio?

A: The fund continues to be heavily weighted in telecommunications based on a favorable long-term fundamental outlook for that sector. We continue to add to forest products, another industry that is coming out of a trough. The fund continues to be somewhat underweighted in cyclicals because the economy seems to be late-end in its cycle. Lastly, we've begun to reduce exposure to cable, a sector which has performed well but where we don't think there's a lot of total return opportunity going forward.

Q: Where do you see opportunity for high yield bonds over the coming months?

A: BB credits have begun to look more attractive once again relative to lower-rated credits. We also plan to focus on the B-rated segment of the market, and continue to try to identify individual credit situations that are improving. We believe high yield bonds should continue to trade within the range they've been in since early summer, though they could be hurt short-term by Y2K and other technical pressures. In addition, the equity market will be a key signal for the performance of high yield bonds: Any sell-off in equities presents a risk. Longer term, however, there's great value to be had in solid, improving high yield credits. We believe Scudder High Yield Bond Fund remains an attractive vehicle for investors seeking high income and capital appreciation potential.

                        7 - Scudder High Yield Bond Fund

                          Glossary of Investment Terms

COUPON The interest rate on a bond that the issuer (in the case of high yield bonds, a corporation) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon will pay $100 on $1,000 of the face amount each year.

CYCLICAL A cyclical security is one whose price tends to rise when the U.S. economy is expanding and to fall when the economy is contracting. Examples of cyclical industries are automobiles, housing, and paper. Noncyclical securities - including food, insurance, and health care companies - are typically not as affected by changes in U.S. economic performance.

DEFAULT Occurs when the issuer of a bond fails to make timely payment of principal and/or interest. In the event of default, bondholders may make claims against the assets of the issuing corporation. Default rate refers to the annual percentage of bonds in a fund that stop making principal and/or interest payments.

HIGH YIELD BOND            A bond that has a rating of BB or less and pays a
                           high yield to compensate for its greater credit risk.

SECTOR A similar group of bonds or stocks, usually found in one industry. Some examples of sectors that could be found in a high yield bond fund or a stock fund at any given time include airlines, financial services companies, and telecommunications providers.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the performance
                           of a fund. Total return - annualized or compound - is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

YIELD SPREAD               The difference in yield between various types of
                           bonds. A high yield bond's yield is generally compared to the yield of a Treasury bond of similar maturity as a valuation yardstick. If yield spreads are "narrow," for example, it generally means that high yield bond yields have been declining, and prices rising.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                        8 - Scudder High Yield Bond Fund

              Investment Portfolio as of July 31, 1999 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount (b)           Value ($)
------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement 3.5%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 7/30/1999
  at 5.04%, to be repurchased at $6,330,658 on 8/2/1999, collateralized by a                                     -------------
  $6,425,000 U.S. Treasury Note 5.75%, 6/30/2000 (Cost $6,328,000) .......................     6,328,000             6,328,000
                                                                                                                 -------------
Foreign Bond -- Non U.S.$ Denominated 0.7%
------------------------------------------------------------------------------------------------------------------------------
Dolphin Telecom PLC, Step-up Coupon 0% to 6/1/2003, 11.625% to 6/1/2008                                          -------------
  (Cost $1,805,703) ......................................................................XEU  2,500,000             1,204,256
                                                                                                                 -------------
Corporate Bonds 88.4%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 11.8%
Advantica Restaurant Group, 11.25%, 1/15/2008 ............................................     1,000,000               927,500
Avis Rent A Car, 11%, 5/1/2009 ...........................................................     1,750,000             1,789,375
Carrols Corp., 9.5%, 12/1/2008 ...........................................................     2,150,000             1,881,250
Cinemark USA, Inc., Series D, 9.625%, 8/1/2008 ...........................................     1,000,000               960,000
Circus Circus Enterprises, Inc., 9.25%, 12/1/2005 ........................................     1,000,000             1,005,000
Cole National Group Inc., 9.875%, 12/31/2006 .............................................     1,000,000               860,000
Empress Entertainment Inc., 8.125%, 7/1/2006 .............................................     2,000,000             1,950,000
Finlay Fine Jewelry Co., 8.375%, 5/1/2008 ................................................     2,250,000             2,148,750
Hollywood Entertainment Corp., 10.625%, 8/15/2004 ........................................     1,000,000               970,000
Horseshoe Gaming Holdings, 8.625%, 5/15/2009 .............................................     1,600,000             1,536,000
Mohegan Tribal Gaming Authority, 8.75%, 1/1/2009 .........................................       900,000               886,500
National Vision Association, Ltd., 12.75%, 10/15/2005 ....................................     2,000,000             1,870,000
Pillowtex Corp., 10%, 11/15/2006 .........................................................     1,500,000             1,425,000
Pillowtex Corp., 9%, 12/15/2007 ..........................................................       500,000               450,000
Premier Parks Inc., 9.75%, 1/15/2007 .....................................................     1,500,000             1,556,250
Vail Resorts, Inc., 8.75%, 5/15/2009 .....................................................     1,200,000             1,152,000
                                                                                                                 -------------
                                                                                                                    21,367,625
                                                                                                                 -------------
Consumer Staples 3.7%
Aurora Foods, Inc., Series D, 9.875%, 2/15/2007 ..........................................     2,125,000             2,204,688
Dyersburg Corp., 9.75%, 9/1/2007 .........................................................     2,250,000               855,000
Fleming Companies, Inc., 10.625%, 7/31/2007 ..............................................     1,400,000             1,291,500
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008 ....................................     1,500,000             1,297,500
Revlon Consumer Products, 8.625%, 2/1/2008 ...............................................     1,200,000             1,008,000
                                                                                                                 -------------
                                                                                                                     6,656,688
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.

                        9 - Scudder High Yield Bond Fund

                                                                                                Principal            Market
                                                                                               Amount (b)           Value ($)
------------------------------------------------------------------------------------------------------------------------------

Health 1.6%
Dade International, Inc., 11.125%, 5/1/2006 ..............................................     1,000,000             1,055,000
Express Scripts Inc., 9.625%, 6/15/2009 ..................................................       350,000               358,750
MEDIQ Inc., 11%, 6/1/2008 ................................................................     1,000,000               790,000
NBTY Inc., 8.625%, 9/15/2007 .............................................................       925,000               770,063
                                                                                                                 -------------
                                                                                                                     2,973,813
                                                                                                                 -------------
Communications 28.1%
21st Century Telecommunications, Step-up Coupon, 0% to 2/15/2003, 11.75% to 2/15/2008 ....     2,500,000             1,125,000
AMSC Acquistion Co., Inc., 12.25%, 4/1/2008 ..............................................       500,000               390,000
Allegiance Telecom, Inc., Step-up Coupon, 0% to 2/15/2003, 11.75% to 2/15/2008 ...........     3,500,000             2,187,500
American Cellular Corp., 10.5%, 5/15/2008 ................................................     1,000,000             1,027,500
Call-Net Enterprises, Inc., Step-up Coupon, 0% to 8/15/2003, 8.94% to 8/15/2008 ..........     1,200,000               630,000
Call-Net Enterprises, Inc., Step-up Coupon, 0% to 5/15/2004, 10.8% to 5/15/2009 ..........     1,500,000               795,000
Crown Castle International Corp., 9%, 5/12/2011 ..........................................       500,000               476,250
GST USA Inc., Step-up Coupon 0% to 12/1/2000, 13.875% to 12/15/2005 ......................     2,500,000             2,125,000
ICG Holdings, Inc., 13.5%, 9/15/2005 .....................................................     2,000,000             1,760,000
Impsat Corp., 12.375%, 6/15/2008 .........................................................     1,250,000               940,625
Intermedia Communications, Inc., Step-up Coupon, 0% to 7/1/2002, 11.25% to 7/15/2007 .....     2,750,000             1,897,500
Level 3 Communications, Inc., 9.125%, 5/1/2008 ...........................................     1,000,000               945,000
Long Distance Direct Holdings, Inc., 12.25%, 4/15/2008 ...................................     1,000,000               520,000
McLeodUSA Inc., 9.25%, 7/15/2007 .........................................................     2,000,000             1,930,000
McLeodUSA Inc., 9.5%, 11/1/2008 ..........................................................     1,000,000               980,000
Metromedia Fiber Network, Inc., 10%, 11/15/2008 ..........................................     1,000,000             1,010,000
MetroNet Communications Corp., Step-up Coupon, 0% to 6/1/2003, 9.95% to 6/15/2008 ........     2,150,000             1,634,000
MetroNet Communications Corp., 10.625%, 11/1/2008 ........................................     1,000,000             1,140,000
NEXTLINK Communications, Inc., Step-up Coupon 0% to 4/15/2003, 9.45% to 4/15/2008 ........     3,600,000             2,160,000
NTL Communications Corp., 11.5%, 10/1/2008 ...............................................     3,500,000             3,832,500
Nextel Communications, Inc., Step-up Coupon 0% to 2/15/1999, 9.75% to 8/15/2004 ..........     4,000,000             4,050,000
NorthEast Optic Network, Inc., 12.75%, 8/15/2008 .........................................       250,000               265,000
Orbital Imaging Corp., 11.625%, 3/1/2005 .................................................       700,000               553,000
Primus Telecommunications Group, Inc., 11.25%, 1/15/2009 .................................     1,250,000             1,246,875
PSINet Inc., 10%, 2/15/2005 ..............................................................     1,000,000               970,000
PSINet Inc., 11%, 8/1/2009 ...............................................................       530,000               530,000
Qwest Communications International, Step-up Coupon, 0% to 2/1/2000, 8.29% to 2/1/2008 ....     2,750,000             2,064,123
Qwest Communications International, 7.5%, 11/1/2008 ......................................       850,000               841,143

    The accompanying notes are an integral part of the financial statements.

                        10 - Scudder High Yield Bond Fund

                                                                                                Principal            Market
                                                                                               Amount (b)           Value ($)
------------------------------------------------------------------------------------------------------------------------------

Rogers Cantel, 9.75%, 6/1/2016 ...........................................................     1,000,000             1,090,000
SBA Communications Corp., Step-up Coupon, 0% to 3/1/2003, 12% to 3/1/2008 ................     1,850,000             1,091,500
Sprint Spectrum L.P., Senior Note, 11%, 8/15/2006 ........................................     1,000,000             1,125,320
Star Choice Communications Inc., 13%, 12/15/2005 .........................................     1,000,000             1,030,000
Tele1 Europe, BV, 13%, 5/15/2009 .........................................................       500,000               527,500
Telecorp PCS Inc., Step-up coupon, 0% to 4/1/2004, 11.625% to 4/15/2009 ..................     2,750,000             1,526,250
Teligent Inc., 11.5%, 12/1/2007 ..........................................................     2,000,000             1,925,000
Triton Communications LLC, Step-up Coupon, 0% to 5/1/2003, 11% to 5/1/2008 ...............     1,700,000             1,105,000
Versatel Telecom BV, 11.875%, 7/15/2009 ..................................................     1,000,000               980,000
Viatel, Inc., 11.5%, 3/15/2009 ...........................................................     1,000,000             1,015,000
Viatel, Inc., Step-up Coupon, 0% to 4/15/2003, 12.5% to 4/15/2008 ........................     1,500,000               922,500
WorldCom, Inc., 8.875%, 1/15/2006 ........................................................       368,000               390,507
                                                                                                                 -------------
                                                                                                                    50,754,593
                                                                                                                 -------------
Financial 2.2%
Bank United Capital Trust, 10.25%, 12/31/2026 ............................................     1,000,000               950,000
CSBI Capital Trust I, 11.75%, 6/6/2027 ...................................................       957,000             1,023,990
Kappa Beheer BV, 10.625%, 7/15/2009 ......................................................       300,000               307,500
Ono Finance, PLC, 13%, 5/1/2009 ..........................................................     1,000,000             1,040,000
Spectrasite Holdings, Step-up Coupon, 0% to 4/1/2004, 11.25% to 4/15/2009 ................     1,250,000               675,000
                                                                                                                 -------------
                                                                                                                     3,996,490
                                                                                                                 -------------
Media 11.1%
Adelphia Communications Corp., 10.5%, 7/15/2004 ..........................................     1,500,000             1,590,000
AMFM Inc., 10.5%, 1/15/2007 ..............................................................     1,650,000             1,777,875
AMFM Inc., 8%, 11/1/2008 .................................................................     1,000,000               975,000
Big Flower Press Holdings, Inc., 8.625%, 12/1/2008 .......................................     1,000,000               950,000
Charter Communication Holdings LLC, Step-up Coupon, 0% to 4/1/2004, 9.92% to 4/1/2011 ....     1,500,000               907,500
Diva Systems Corp., Step-up Coupon, 0% to 3/1/2003, 12.625% to 3/1/2008 ..................     1,750,000               350,000
Echostar DBS Corp., 9.25%, 2/1/2006 ......................................................     1,000,000             1,002,500
Falcon Holding Group, 8.375%, 4/15/2010 ..................................................     1,000,000               988,750
Falcon Holding Group, Step-up Coupon, 0% to 4/15/2003, 9.285% to 4/15/2010 ...............     2,400,000             1,689,000
Golden Sky Systems, 12.375%, 8/1/2006 ....................................................     1,000,000             1,100,000
Outdoor Systems, Inc., 8.875%, 6/15/2007 .................................................     2,750,000             2,846,250
Panavision Inc., Step-up Coupon, 0% to 2/1/2002, 9.625% to 2/1/2006 ......................     2,500,000             1,450,000
Radio Unica Corp., Step-up Coupon, 0% to 8/1/2002, 11.75% to 8/1/2006 ....................     1,500,000               967,500
Sinclair Broadcast Group, Inc., 10%, 9/30/2005 ...........................................     1,500,000             1,537,500

    The accompanying notes are an integral part of the financial statements.

                       11 - Scudder High Yield Bond Fund

                                                                                                Principal            Market
                                                                                               Amount (b)           Value ($)
------------------------------------------------------------------------------------------------------------------------------

TeleWest Communications PLC, Step-up Coupon, 0% to 10/1/2000, 11% to 10/1/2007 ...........     1,000,000               892,500
TeleWest Communications PLC, Step-up Coupon, 0% to 4/15/2004, 9.25% to 4/15/2009 .........     1,600,000               992,000
                                                                                                                 -------------
                                                                                                                    20,016,375
                                                                                                                 -------------
Service Industries 4.3%
Coinmach Laundry Corp., 11.75%, 11/15/2005 ...............................................     2,000,000             2,160,000
ImPac Group, Inc., 10.125%, 3/15/2008 ....................................................       750,000               701,250
Integrated Electrical Services, Inc., 9.375%, 2/1/2009 ...................................       700,000               693,000
National Equipment Services, 10%, 11/30/2004 .............................................     1,500,000             1,545,000
Pierce Leahy Corp., 11.125%, 7/15/2006 ...................................................       650,000               708,500
Verio, Inc., 11.25%, 12/1/2008 ...........................................................     2,000,000             2,040,000
                                                                                                                 -------------
                                                                                                                     7,847,750
                                                                                                                 -------------
Durables 2.1%
Airxcel Inc., 11%, 11/15/2007 ............................................................     1,750,000             1,750,000
Transdigm, Inc., 10.375%, 12/1/2008 ......................................................     2,000,000             1,970,000
                                                                                                                 -------------
                                                                                                                     3,720,000
                                                                                                                 -------------
Manufacturing 12.1%
AEP Industries, Inc., 9.875%, 11/15/2007 .................................................     2,000,000             1,960,000
Ball Corp., 8.25%, 8/1/2008 ..............................................................     1,000,000               987,500
BE Aerospace, Inc., 9.5%, 11/1/2008 ......................................................     1,000,000             1,015,000
Columbus McKinnon Corp., 8.5%, 4/1/2008 ..................................................     1,000,000               930,000
Congoleum Corp., 8.625%, 8/1/2008 ........................................................       500,000               460,000
Consolidated Container Capital, Inc., 10.125%, 7/15/2009 .................................       700,000               712,250
Day International Group, Inc., 9.5%, 3/15/2008 ...........................................     1,000,000               900,000
DeCrane Aircraft Holdings, Inc., 12%, 9/30/2008 ..........................................     1,000,000             1,005,000
Eagle-Picher Holdings, 9.375%, 3/1/2008 ..................................................     1,910,000               993,200
Fairchild Corp., 10.75%, 4/9/2007 ........................................................     1,000,000               940,000
Filtronic PLC, 10%, 12/1/2005 ............................................................     1,500,000             1,500,000
Golden Northwest Aluminum, Inc., 12%, 12/15/2006 .........................................       750,000               780,000
Graham Packaging Co., 8.75%, 1/15/2008 ...................................................     1,000,000               965,000
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009 ..................     1,000,000               280,000
GS Technologies, 12%, 9/1/2004 ...........................................................     1,000,000               830,000
ISP Holdings Inc., 9.75%, 2/15/2002 ......................................................       250,000               256,250
ISP Holdings Inc., 9%, 10/15/2003 ........................................................       500,000               502,500
Oshkosh Truck Corp., 8.75%, 3/1/2008 .....................................................     1,500,000             1,473,750
Radnor Holdings Corp., 10%, 12/1/2003 ....................................................     2,250,000             2,272,500

    The accompanying notes are an integral part of the financial statements.

                        12 - Scudder High Yield Bond Fund

                                                                                                Principal            Market
                                                                                               Amount (b)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Terex Corp., 8.875%, 4/1/2008 ............................................................     1,000,000               950,000
United Defense Industries, Inc., 8.75%, 11/15/2007 .......................................     1,500,000             1,473,750
United Industrial Corp., 9.875%, 4/1/2009 ................................................       750,000               675,000
                                                                                                                 -------------
                                                                                                                    21,861,700
                                                                                                                 -------------
Technology 1.9%
Celestica International Inc., 10.5%, 12/31/2006 ..........................................       650,000               695,500
Unisys Corp., 11.75%, 10/15/2004 .........................................................     2,500,000             2,775,000
                                                                                                                 -------------
                                                                                                                     3,470,500
                                                                                                                 -------------
Energy 2.2%
Abraxas Petroleum Corp., 11.5%, 11/1/2004 ................................................     1,000,000               630,000
Cliffs Drilling Co., Series D, 10.25%, 5/15/2003 .........................................     1,000,000               995,000
Lomak Petroleum, Inc., 8.75%, 1/15/2007 ..................................................       250,000               232,500
Ocean Energy, 9.75%, 10/1/2006 ...........................................................     1,000,000             1,030,000
Swift Energy Co., 10.25%, 8/1/2009 .......................................................     1,000,000               992,358
                                                                                                                 -------------
                                                                                                                     3,879,858
                                                                                                                 -------------
Metals & Minerals 3.0%
Metals USA, Inc., 8.625%, 2/15/2008 ......................................................     1,000,000               947,500
Pen Holdings, Inc., 9.875%, 6/15/2008 ....................................................     1,000,000               980,000
Renco Metals Inc., Senior Note, 11.5%, 7/1/2003 ..........................................     1,000,000               990,000
Renco Steel Holdings Co., Series B, 10.875%, 2/1/2005 ....................................     1,000,000               870,000
Wells Aluminum Corp., 10.125%, 6/1/2005 ..................................................     1,750,000             1,715,000
                                                                                                                 -------------
                                                                                                                     5,502,500
                                                                                                                 -------------
Construction 3.1%
Hovnanian Enterprises, Inc., 9.125%, 5/1/2009 ............................................       975,000               955,500
Millar Western Forest Products, 9.875%, 5/15/2008 ........................................     1,750,000             1,688,750
Nortek, Inc., 9.875%, 3/1/2004 ...........................................................     1,000,000             1,007,500
Nortek, Inc., 9.25%, 3/15/2007 ...........................................................     1,000,000               997,500
Tembec Industries, Inc., 8.625%, 6/30/2009 ...............................................     1,000,000               977,500
                                                                                                                 -------------
                                                                                                                     5,626,750
                                                                                                                 -------------
Transportation 1.2%
Allied Holdings Inc., 8.625%, 10/1/2007 ..................................................     1,300,000             1,196,000
US Air, Inc., 10.375%, 3/1/2013 ..........................................................     1,000,000             1,053,880
                                                                                                                 -------------
                                                                                                                     2,249,880
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $170,159,264)                                                                          159,924,522
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                        13 - Scudder High Yield Bond Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------

Preferred Stocks 7.3%
------------------------------------------------------------------------------------------------------------------------------
Communications 3.3%
Crown Castle International Corp., 12.75%, 12/15/2010 (c)                                           1,597             1,656,685
Dobson Communications Corp., 12.25%, 1/15/2008 (c)                                                 2,124             1,943,460
Global Crossing Ltd., 10.5%, 12/1/2008 (c)                                                        20,000             2,080,000
Viatel, Inc., Series A (conv.), 10%, 4/15/2010 (c)                                                 6,138               227,106
                                                                                                                 -------------
                                                                                                                     5,907,251
                                                                                                                 -------------
Financial 0.4%
Walden Residential Properties, Inc., 9.2%                                                         40,000               825,000
                                                                                                                 -------------
Media 3.3%
Adelphia Communications Corp., Series B, 13%, 7/15/2009                                           10,000             1,100,000
AMFM Inc., Series E, 12.625%, 10/31/2006 (c)                                                      18,590             2,156,480
CSC Holdings Inc., 11.125%, 4/1/2008 (c)                                                          24,238             2,666,180
                                                                                                                 -------------
                                                                                                                     5,922,660
                                                                                                                 -------------
Manufacturing 0.3%
Day International Group, Inc., 12.25%, 3/15/2010 (c)                                                 581               476,191
------------------------------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $13,119,286)                                                                           13,131,102
------------------------------------------------------------------------------------------------------------------------------

Warrants 0.1%
------------------------------------------------------------------------------------------------------------------------------
American Mobile Satellite Corp. (expire 4/1/2008)*                                                   500                25,000
Diva Systems Corp. (expire 3/1/2008)*                                                              5,250                42,000
Globalstar LP (expires 2/15/2004)*                                                                 1,000                72,000
Long Distance Direct Holdings, Inc. (expire 4/13/2008)*                                            1,000                 2,000
Orbital Imaging (expire 3/1/2005)*                                                                   700                21,000
Star Choice Communications Inc. (expire 12/15/2005)*                                              23,160                57,900
Walden Residential Properties, Inc. (expire 1/1/2002)*                                            40,000                 8,000
------------------------------------------------------------------------------------------------------------------------------
Total Warrants (Cost $0)                                                                                               227,900
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $191,412,253) (a)                                                       180,815,780
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                        14 - Scudder High Yield Bond Fund

--------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $191,412,253. At July 31, 1999, net unrealized depreciation for all investment securities based on tax cost was $10,596,473. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over tax cost of $2,207,415 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $12,803,888.
  (b) Principal amounts are stated in U.S. dollars unless otherwise noted.
  (c) Payment-in-kind security (PIK). In lieu of cash, PIK securities pay interest/dividends in the form of additional securities.

Currency Abbreviations
-----------------------------------------------------------------------
XEU         European Currency Unit

    The accompanying notes are an integral part of the financial statements.

                        15 - Scudder High Yield Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                         as of July 31, 1999 (Unaudited)


Assets
---------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $191,412,253) ........     $180,815,780
                  Receivable for Fund shares sold ..............................          124,184
                  Dividends and interest receivable ............................        3,312,205
                  Deferred organization expenses ...............................            7,363
                  Other assets .................................................            1,410
                                                                                     ----------------
                  Total assets .................................................      184,260,942
Liabilities
---------------------------------------------------------------------------------------------------------------------
                  Due to custodian bank ........................................           64,565
                  Payable for investments purchased ............................          992,360
                  Dividends payable ............................................          503,792
                  Payable for Fund shares redeemed .............................          169,906
                  Unrealized depreciation on forward currency exchange contracts            9,766
                  Accrued management fee .......................................           47,455
                  Other payables and accrued expenses ..........................          300,202
                                                                                     ----------------
                  Total liabilities ............................................        2,088,046
                  -----------------------------------------------------------------------------------
                  Net assets, at market value                                        $182,172,896
                  -----------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ..........................          150,632
                  Net unrealized appreciation (depreciation) on:
                    Investments ................................................      (10,596,473)
                    Foreign currency related transactions ......................           (9,766)
                  Accumulated net realized gain (loss) .........................       (3,630,885)
                  Paid-in capital ..............................................      196,259,388
                  -----------------------------------------------------------------------------------
                  Net assets, at market value                                        $182,172,896
                  -----------------------------------------------------------------------------------
Net Asset Value
---------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                  (182,172,896 / 15,365,157 outstanding shares of beneficial interest, $.01 par value, unlimited number of
                  shares authorized) ...........................................           $11.86

    The accompanying notes are an integral part of the financial statements.

                        16 - Scudder High Yield Bond Fund

                            Statements of Operations
                   six months ended July 31, 1999 (Unaudited)


Investment Income

---------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends .....................................................     $    682,804
                 Interest ......................................................        9,560,317
                                                                                     ----------------
 ...............................................................................       10,243,121
                                                                                     ----------------
                 Expenses:
                 Management fees ...............................................          715,383
                 Services to shareholders ......................................          287,428
                 Custodian and accounting fees .................................           38,010
                 Trustees' fees and expenses ...................................           21,358
                 Registration fees .............................................           18,462
                 Auditing ......................................................           20,272
                 Reports to shareholders .......................................           17,738
                 Legal .........................................................            7,602
                 Amortization of organization expense ..........................            1,932
                 Other .........................................................            4,249
                                                                                     ----------------
                 Total expenses before reductions ..............................        1,132,434
                 Expense reductions ............................................         (365,908)
                                                                                     ----------------
                 Expenses, net .................................................          766,526
                 ------------------------------------------------------------------------------------
                 Net investment income                                                  9,476,595
                 ------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ...................................................       (2,140,409)
                 Foreign currency related transactions .........................          149,477
                                                                                     ----------------
                                                                                       (1,990,932)
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ...................................................       (7,038,735)
                 Foreign currency related transactions .........................          (41,636)
                                                                                     ----------------
                                                                                       (7,080,371)
                 ------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions ....................       (9,071,303)
                 ------------------------------------------------------------------------------------

                 ------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations     $    405,292
                 ------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                        17 - Scudder High Yield Bond Fund

                       Statements of Changes in Net Assets


Increase (Decrease) in Net Assets                                   Six Months      Eleven Months      Year Ended
                                                                      Ended             Ended         February 28,
                                                                  July 31, 1999      January 31,          1998
                                                                   (Unaduited)      1999 (Note A)
---------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income ............................ $ 9,476,595       $16,872,138     $ 11,491,089
                Net realized gain (loss) from investment
                transactions .....................................  (1,990,932)       (1,748,908)       2,680,787
                Net unrealized appreciation (depreciation) on
                  investment transactions during the period ......  (7,080,371)       (9,372,538)       3,474,590
                                                                 ----------------  ----------------  ----------------
                Net increase (decrease) in net assets
                  resulting from operations ........................     405,292         5,750,692       17,646,466
                Distributions to shareholders from:
                  Net investment income ..........................  (9,365,299)      (16,930,159)     (11,198,598)
                                                                 ----------------  ----------------  ----------------
                  Net realized gains .............................          --        (1,392,936)      (1,527,954)
                                                                 ----------------  ----------------  ----------------
                Fund share transactions:
                Proceeds from shares sold ........................  39,267,286       110,837,491      125,593,145
                Net asset value of shares issued to
                shareholders in reinvestment
                  of distributions                                   6,428,562        12,998,607        9,336,191
                Cost of shares redeemed .......................... (63,705,335)      (78,633,998)     (37,271,126)
                Redemption fees ..................................      91,888           199,568          120,019
                                                                 ----------------  ----------------  ----------------
                Net increase (decrease) in net assets from
                  Fund share transactions                          (17,917,599)       45,401,668       97,778,229
                                                                 ----------------  ----------------  ----------------
                Increase (decrease) in net assets ................ (26,877,606)       32,829,265      102,698,143
                Net assets at beginning of period ................ 209,050,502       176,221,237       73,523,094
                Net assets at end of period (including
                   undistributed net investment income of
                   $150,632, $39,336, and $320,732 for
                   July 31, 1999, January 31, 1999, and
                   February 28, 1998,                            ----------------  ----------------  ----------------
                   respectively) ................................. $182,172,896      $209,050,502    $176,221,237
                                                                 ----------------  ----------------  ----------------

Other Information
---------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period ........  16,863,913        13,323,225        5,759,335
                                                                 ----------------  ----------------  ----------------
                Shares sold ......................................   3,194,603         8,799,750        9,745,318
                Shares issued to shareholders in reinvestment
                  of distributions ...............................     526,285         1,032,136          721,489
                Shares redeemed ..................................  (5,219,644)       (6,291,198)      (2,902,917)
                                                                 ----------------  ----------------  ----------------
                Net increase (decrease) in Fund shares ...........  (1,498,756)        3,540,688        7,563,890
                                                                 ----------------  ----------------  ----------------
                Shares outstanding at end of period ..............  15,365,157        16,863,913       13,323,225
                                                                 ----------------  ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.

                        18 - Scudder High Yield Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                      For the Period
                                                                                                      June 28, 1996
                                                   Six Months      Eleven Months                     (commencement
                                                     Ended            Ended           Year Ended     of operations) to
                                                  July 31, 1999    January 31,       February 28,    February 28,
                                                   (Unaudited)    1999 (Note A)          1998            1997
---------------------------------------------------------------------------------------------------------------------

                                                ---------------------------------------------------------------------
Net asset value, beginning of period ........      $12.40            $13.23           $12.77            $12.00
                                                ---------------------------------------------------------------------
Income from investment operations:
Net investment income .......................         .57              1.08             1.19               .76
Net realized and unrealized gain (loss) on
  investment transactions ...................        (.56)             (.73)             .57               .77
                                                ---------------------------------------------------------------------
Total from investment operations ............         .01               .35             1.76              1.53
                                                ---------------------------------------------------------------------
Less distributions from:
                                                ---------------------------------------------------------------------
Net investment income .......................        (.56)            (1.10)           (1.17)             (.76)
                                                ---------------------------------------------------------------------
Net realized gains from investment                     --             (.09)            (.14)             (.01)
  transactions
Total distributions .........................        (.56)            (1.19)           (1.31)             (.77)
Redemption fees .............................         .01               .01              .01               .01
                                                ---------------------------------------------------------------------
Net asset value, end of period ..............      $11.86            $12.40           $13.23            $12.77
                                                ---------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ........................         .11**            2.98**            14.60        13.23(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ......         182               209              176                74
Ratio of operating expenses, net to average
  daily net assets (%) ......................         .75*              .44*              .03              0.00
Ratio of operating expenses before expense
  reductions, to average daily net assets (%)        1.11*             1.17*             1.23             1.75*
Ratio of net investment income to average
  daily net assets (%) ......................        9.27*             9.42*             9.28             9.44*
Portfolio turnover rate (%) .................         51*              83**              113               40*

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*    Annualized
**   Not annualized

                        19 - Scudder High Yield Bond Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies


Scudder High Yield Bond Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On August 10, 1998, the Board of Trustees of the Trust changed the Fund's fiscal year end for financial reporting and federal income tax purposes to January 31 from February 28.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                        20 - Scudder High Yield Bond Fund

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At January 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $1,705,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007, the expiration date. In addition, from November 1, 1998 through January 31, 1999, the Fund incurred approximately $10,000 of net realized capital losses. As permitted by tax regulations, the Fund elected to defer these losses and treat them as arising in the fiscal year ending January 31, 2000.

Distribution of Income and Gains. Substantially all of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily related to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

                        21 - Scudder High Yield Bond Fund

                      B. Purchases and Sales of Securities

For the six months ended July 31, 1999, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $49,437,436 and $70,948,558, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.70% of the Fund's average daily net assets computed and accrued daily and payable monthly. Until June 30, 1998, the Adviser and certain of its subsidiaries agreed to reimburse or not to impose, respectively, all or a portion of their fees in order to maintain the annualized expenses of the Fund at not more than 0.25% of average daily net assets. Effective July 1, 1998, the Adviser and certain of its subsidiaries agreed to reimburse or not to impose, respectively, all or a portion of their fees in order to maintain the annualized expenses of the Fund at not more than .50% of average daily net assets. Effective January 1, 1999, the Adviser and certain of its subsidiaries agreed to reimburse or not to impose, respectively, all or a portion of their fees until April 30, 2000 in order to maintain the annualized expenses of the Fund at not more than 0.75% of average daily net assets. For the six months ended July 31, 1999, the Adviser did not impose a portion of its fee amounting to $365,908 and the amount imposed aggregated $349,475, of which $47,455 was unpaid at July 31, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended July 31, 1999, SSC imposed fees of $125,396, of which $42,377 was unpaid at July 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended July 31, 1999, STC imposed fees of $11,935, of which $4,314 was unpaid at July 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended July 31, 1999, SFAC imposed fees of $30,167, of which $9,837 was unpaid at July 31, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended July 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $98,464.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended July 31, 1999, the Trustee's fees and expenses aggregated $21,358.

                        22 - Scudder High Yield Bond Fund

                                 D. Commitments

As of July 31, 1999, the Fund had entered into the following forward foreign currency exchange contracts resulting in a net unrealized depreciation of $9,766.


                                                                                          Net Unrealized
                                                                                           Appreciation
                                                                                          (Depreciation)
            Contracts to Deliver              In Exchange For        Settlement Date         (U.S.$)
     ------------------------------------  -----------------------  -------------------  -----------------
     European Currency Units   1,419,575   USD          1,519,513       10/27/1999           (9,766)
                                                                                           ==========

                                E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                        23 - Scudder High Yield Bond Fund

                                   This Page
                                 intentionally
                                  left blank.

                        24 - Scudder High Yield Bond Fund

                              Officers and Trustees

Lynn S. Birdsong*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee; Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Kelly D. Babson*
Vice President

William M. Hutchinson*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary








                        *Scudder Kemper Investments, Inc.

                        25 - Scudder High Yield Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        26 - Scudder High Yield Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-SCUDDER

Please address all written correspondence to:  The Scudder Funds, P.O. Box 2291, Boston, Massachusetts 02107-2291
------------------------------------------------------------------------------------------------------------------------------

                        27 - Scudder High Yield Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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